Sentinel Group Funds, Inc.

Sentinel Conservative Allocation Fund

Summary Prospectus

Class A, Class B and Class C Shares

March 30, 2010

Class	Ticker Symbol
Class A	SECMX
Class B	SMKBX
Class C	SMKCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage.  You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares.  More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 53 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	4.00%	1.00%
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%
Other Expenses	0.31%	0.51%	0.47%
Total Annual Fund Operating Expenses	1.16%	2.06%	2.02%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$ 612	$ 850	$ 1,106	$ 1,839
Class B	609	946	1,308	1,946
Class C	305	634	1,088	2,348

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$ 209	$ 646	$ 1,108	$ 1,946
Class C	205	634	1,088	2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally divides its assets among several broad asset classes, which are:

  INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds.  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

  BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 45% of its total assets in U.S. dollar-denominated bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds".  In selecting below investment grade bonds, Sentinel looks for bonds that will earn the Fund a greater risk premium relative to comparable securities.  Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

  EQUITY AND EQUITY-RELATED SECURITIES. The Fund normally invests up to 50% of its total assets in equity and equity-related securities, including common stocks, preferred stocks, and convertible debt securities.  Sentinel emphasizes equity and equity-related securities which offer relatively high dividend or interest yields, and also focuses on the potential for capital appreciation.  The Fund normally invests up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets; these stocks are selected based on valuation, growth, management, risk and sentiment analyses.

Sentinel has broad discretion in allocating assets among the classes described above.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund.  The following is a summary description of the principal risks of investing in the Fund:

•         Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•         Sector Risk.  Investments in a particular sector may trail returns from other economic sectors.

•         General Foreign Securities Risk.  Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region.

•         Emerging Markets Risk.  The risks of foreign investments are usually much greater for the emerging.  Investments in emerging markets may be considered speculative.  Emerging markets are riskier because they develop unevenly and may never fully develop.

•         Foreign Banks and Securities Depositories Risk.  Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight over their operations.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•         General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise.  As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.

•         Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests.  In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

•         Lower-Quality Bonds Risk.  Lower-rated bonds are more speculative and likely to default than higher-quality bonds.  Lower-rated bond values also tend to fluctuate more widely in value.

•         Portfolio Turnover Risk.  An active trading approach increases the Fund’s costs and may reduce the Fund’s performance.  It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance.  The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception.  Sales charges are not reflected in the bar chart.  If sales charges were reflected, returns would be less than those shown.  However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period.  How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Inception: 2003

Annual Total Return for Class A Shares (%) as of December 31

                      2004                       2005                     2006                   2007                     2008                     2009

During the period(s) shown in the above bar chart, the highest return for a quarter was 7.66% (quarter ended September  30, 2009) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008 ).

Average Annual Total Return

For the periods ended December 31, 2009	1 Year	5 Years	Since Inception (March 10, 2003)
Return Before Taxes: Class A	11.42	2.15	5.41
Return After Taxes on Distributions: Class A	10.39	0.87	4.00
Return After Taxes on Distributions and Sale of Fund Shares: Class A1	7.56	1.22	3.95
Return Before Taxes: Class B	12.22	1.98	5.44
Return Before Taxes: Class C	15.27	2.31	5.37
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.93	4.97	4.60
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)[2]	26.46	0.42	6.96

1      Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2      The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.  The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser.  Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers.  Daniel J. Manion, Senior Vice President and Director of Equity Research of Sentinel, has been a portfolio manager of the Fund since 2006.  David M. Brownlee, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.  Jason Doiron, Vice President with Sentinel, has been a portfolio manager of the Fund since 2009.  Katherine Schapiro, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since 2006.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.  Class B shares are no longer available for additional purchases, although you may reinvest dividends and distributions.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$5,000	$100	$100

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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